Report Name - 10F-3

Fund - Salomon Brothers Capital and Income Fund

                                Period : 11/01/04 through 04/30/05


                                    ID : 225
                           Issuer Name : Fortis Insurance N.V. (AIZ)
                            Trade Date : 01/20/05
                        Selling Dealer : Morgan Stanley
                Total Shares Purchased : 1,000.00
                        Purchase Price : 1,000.00
                    % Received by Fund : 0.129%
                        % of Issue (1) : 0.904%
        Other Participant Accounts (2) :           6,000.00
                      Issue Amount (2) :         774,149.00
          Total Received All Funds (2) :           7,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Fortis Insurance N.V. (Fortis)
                            Trade Date : 01/20/05
                 Joint/Lead Manager(s) : Morgan Stanley
                         Co-Manager(s) : Merrill Lynch & Co
                                         UBS Investment Bank
                                         Citigroup
                                         Credit Suisse First Boston
                                         Goldman Sachs & Co
                                         JP Morgan
                                         Lehman Brothers
                         Selling Group : N/A


                                    ID : 231
                           Issuer Name : Assurant (AIZ)
                            Trade Date : 01/20/05
                        Selling Dealer : Morgan Stanley
                Total Shares Purchased : 22,300.00
                        Purchase Price : 30.6
                    % Received by Fund : 0.082%
                        % of Issue (1) : 3.316%
        Other Participant Accounts (2) :         879,700.00
                      Issue Amount (2) :      27,200,000.00
          Total Received All Funds (2) :         902,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Assurant (AIZ)
                            Trade Date : 01/20/05
                 Joint/Lead Manager(s) : Morgan Stanley
                                         Citigroup
                                         Credit Suisse First Boston Corp
                                         Lehman Brothers
                                         Merrill Lynch & Co
                         Co-Manager(s) : Cochran Caronia & Co
                                         Fortis Securities
                                         Fox-Pitt Kelton Inc
                                         Goldman Sachs & Co
                                         JP Morgan Securities
                                         Keybanc Capital Markets
                                         Raymond James & Associates Inc
                                         SunTrust Robinson Humphrey
                                         UBS
                         Selling Group : N/A


                                    ID : 264
                           Issuer Name : Las Vegas Sands Corp (2015)
                            Trade Date : 02/03/05
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 550,000.00
                        Purchase Price : 99.08
                    % Received by Fund : 0.220%
                        % of Issue (1) : 16.000%
        Other Participant Accounts (2) :      39,450,000.00
                      Issue Amount (2) :     250,000,000.00
          Total Received All Funds (2) :      40,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Las Vegas Sands Corp (due 2015)
                            Trade Date : 02/03/05
                 Joint/Lead Manager(s) : Goldman Sachs & Co
                         Co-Manager(s) : Citigroup
                                         JP Morgan Securities
                                         Lehman Brothers
                                         Merrill Lynch & Co
                                         Scotia Capital Inc
                                         UBS
                         Selling Group : N/A


                                    ID : 268
                           Issuer Name : Tribal Gaming (Mohegan-2015)
                            Trade Date : 02/03/05
                        Selling Dealer : Bank of America
                Total Shares Purchased : 350,000.00
                        Purchase Price : 100
                    % Received by Fund : 0.233%
                        % of Issue (1) : 13.333%
        Other Participant Accounts (2) :      19,650,000.00
                      Issue Amount (2) :     150,000,000.00
          Total Received All Funds (2) :      20,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Tribal Gaming (Mohegan) (due 2015)
                            Trade Date : 02/03/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Citigroup
                                         SG Corporate & Investment Banking
                         Co-Manager(s) : Calyon Securities USA Inc
                                         Commerzbank AG
                                         Key Capital Markets Inc
                                         RBS Greenwich Capital
                                         Wells Fargo Securities
                         Selling Group : N/A


                                    ID : 287
                           Issuer Name : FTD Group, Inc. (FTD)
                            Trade Date : 02/08/05
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 3,500.00
                        Purchase Price : 13
                    % Received by Fund : 0.027%
                        % of Issue (1) : 0.191%
        Other Participant Accounts (2) :          21,500.00
                      Issue Amount (2) :      13,100,000.00
          Total Received All Funds (2) :          25,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : FTD Group, Inc. (FTD)
                            Trade Date : 02/08/05
                 Joint/Lead Manager(s) : Citigroup
                                         Goldman Sachs & Co
                         Co-Manager(s) : Merrill Lynch & Co
                                         Piper Jaffray & Co
                                         William Blair & Co LLC
                         Selling Group : N/A


                                    ID : 300
                           Issuer Name : Huntsman Corporation (HUN)
                            Trade Date : 02/10/05
                        Selling Dealer : CS First Boston
                Total Shares Purchased : 1,300.00
                        Purchase Price : 23
                    % Received by Fund : 0.002%
                        % of Issue (1) : 0.162%
        Other Participant Accounts (2) :          96,200.00
                      Issue Amount (2) :      60,200,000.00
          Total Received All Funds (2) :          97,500.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Huntsman Corporation (HUN)
                            Trade Date : 02/10/05
                 Joint/Lead Manager(s) : Citigroup
                                         Credit Suisse First Boston Corp
                                         Deutsche Bank Securities Inc
                                         Merrill Lynch & Co
                         Co-Manager(s) : CIBC World Markets
                                         Jefferies & Co
                                         JP Morgan Securities
                                         Lehman Brothers
                                         Natexis Bleichroeder Inc
                                         Scotia Capital Inc
                                         UBS
                                         WR Hambrecht + Co LLC
                         Selling Group : Blaylock & Partners
                                         CMG Institutional Trading LLC
                                         Muriel Siebert & Co Inc
                                         Samuel A Ramirez & Co
                                         Williams Capital Group LP


                                    ID : 308
                           Issuer Name : Wright Express
                            Trade Date : 02/15/05
                        Selling Dealer : JP Morgan
                Total Shares Purchased : 50,000.00
                        Purchase Price : 18
                    % Received by Fund : 0.125%
                        % of Issue (1) : 2.978%
        Other Participant Accounts (2) :       1,141,300.00
                      Issue Amount (2) :      40,000,000.00
          Total Received All Funds (2) :       1,191,300.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Wright Express (WXS)
                            Trade Date : 02/15/05
                 Joint/Lead Manager(s) : Credit Suisse First Boston Corp
                                         JP Morgan Securities
                                         Merrill Lynch & Co
                         Co-Manager(s) : Banc of America Securities LLC
                                         Citigroup
                                         Deutsche Bank Securities Inc
                                         Goldman Sachs & Co
                                         Lehman Brothers
                                         UBS
                                         Wachovia Securities Inc
                         Selling Group : Harris Nesbitt
                                         Lazard Freres & Co LLC
                                         Suntrust Capital Markets
                                         Wells Fargo
                                         Williams Capital Group LP


                                    ID : 340
                           Issuer Name : Levi (Floating Rate)
                            Trade Date : 03/07/05
                        Selling Dealer : Bank of America
                Total Shares Purchased : 150,000.00
                        Purchase Price : 100
                    % Received by Fund : 0.039%
                        % of Issue (1) : 3.684%
        Other Participant Accounts (2) :      13,850,000.00
                      Issue Amount (2) :     380,000,000.00
          Total Received All Funds (2) :      14,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Levi (Floating Rate Note)
                            Trade Date : 03/07/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Citigroup
                                         Goldman Sachs & Co
                                         JP Morgan
                                         Scotia Capital Inc
                         Co-Manager(s) : Bear Stearns & Co Inc
                                         Credit Suisse First Boston Corp
                         Selling Group : N/A


                                    ID : 375
                           Issuer Name : Halliburton
                            Trade Date : 03/17/05
                        Selling Dealer : JP Morgan
                Total Shares Purchased : 178,000.00
                        Purchase Price : 42.5
                    % Received by Fund : 0.299%
                        % of Issue (1) : 0.419%
        Other Participant Accounts (2) :          71,500.00
                      Issue Amount (2) :      59,500,000.00
          Total Received All Funds (2) :         249,500.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Halliburton (HAL)
                            Trade Date : 03/17/05
                 Joint/Lead Manager(s) : Citigroup
                                         Goldman Sachs & Co
                                         JP Morgan Securities
                         Co-Manager(s) : Merrill Lynch & Co
                                         Morgan Stanley
                                         UBS
                                         Credit Suisse First Boston Corp
                                         Deutsche Bank Securities Inc
                                         Dresdner Kleinwort Benson N.A.
                                         Lehman Brothers
                                         Simmons & Co
                                         Wachovia Securities Inc
                         Selling Group : N/A


                                    ID : 81
                           Issuer Name : Nine Towns
                            Trade Date : 12/02/04
                        Selling Dealer : JP Morgan
                Total Shares Purchased : 1,000.00
                        Purchase Price : 11
                    % Received by Fund : 0.010%
                        % of Issue (1) : 0.100%
        Other Participant Accounts (2) :           9,000.00
                      Issue Amount (2) :      10,000,000.00
          Total Received All Funds (2) :          10,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Nine Towns
                            Trade Date : 12/02/04
                 Joint/Lead Manager(s) : JP Morgan Securities
                         Co-Manager(s) : Citigroup
                                         Lehman Brothers
                         Selling Group : Jefferies Broadview


                                    ID : I03
                           Issuer Name : Community Health Systems
                            Trade Date : 11/15/04
                        Selling Dealer : JP Morgan
                Total Shares Purchased : 50,000.00
                        Purchase Price : 100
                    % Received by Fund : 0.017%
                        % of Issue (1) : 0.019%
        Other Participant Accounts (2) :           6,950.00
                      Issue Amount (2) :     300,000,000.00
          Total Received All Funds (2) :          56,950.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Community Health Systems
                            Trade Date : 12/09/04
                 Joint/Lead Manager(s) : JP Morgan Securities
                         Co-Manager(s) : Banc of America Securities LLC
                                         Citigroup
                                         Goldman Sachs & Co
                                         Keybanc Capital Markets
                                         Merrill Lynch & Co
                                         Natcity Investments
                                         Raymond James & Associates Inc
                                         SunTrust Robinson Humphrey
                                         Wachovia Securities Inc
                         Selling Group : N/A


                                    ID : I04
                           Issuer Name : Las Vegas Sands Corp
                            Trade Date : 12/14/04
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 8,300.00
                        Purchase Price : 29
                    % Received by Fund : 0.035%
                        % of Issue (1) : 0.415%
        Other Participant Accounts (2) :          91,200.00
                      Issue Amount (2) :      24,000,000.00
          Total Received All Funds (2) :          99,500.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Las Vegas Sands Corp.
                            Trade Date : 12/14/04
                 Joint/Lead Manager(s) : Goldman Sachs & Co
                         Co-Manager(s) : Citigroup
                                         Jefferies & Co
                                         JP Morgan Securities
                                         Lehman Brothers
                                         Merrill Lynch & Co
                                         UBS
                         Selling Group : ABN Amro Rothschild
                                         CIBC World Markets
                                         Commerzbank Capital Markets Corp
                                         Ramirez & Co Inc
                                         Scotia Capital Inc
                                         Utendahl Capital Partners LP